Merger	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Merger	Merger
Brookfield Infrastructure Transaction

On September 28, 2023, the Company completed the transactions contemplated by the Agreement and Plan of Merger, dated as of April 11, 2023 (the "Merger Agreement"), by and among the Company, Brookfield Infrastructure Corporation ("BIPC"), Thanos Holdings Limited ("Parent") and Thanos MergerSub Limited, a subsidiary of Parent ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub merged with and into Triton (the "Merger"), with the Company surviving the Merger as a subsidiary of Parent.

Parent has accounted for the Merger under the acquisition method of accounting with the Company deemed to be the acquiree for accounting purposes. The Company and Parent have elected not to push down purchase accounting adjustments to reflect the assets and liabilities acquired at fair value, and therefore amounts reflected in the financial statements have not been adjusted.

The Company incurred certain costs related to the Merger that are included in Transaction and other costs in the Company’s Consolidated Statements of Operations. For the year ended December 31, 2024, transaction and other costs primarily consisted of employee incentive and retention compensation costs and legal expenses and other costs associated with the Merger. For the year ended December 31, 2023, transaction and other costs primarily consisted of employee incentive and retention compensation costs, financial advisory fees, and legal and professional expenses incurred in connection with the Merger. Refer to Note 10 - "Other Compensation Costs - Other Compensation" for more detailed information regarding employee incentive and retention compensation.